Commitments - Schedule of the Company has future minimum obligations (Detail) - Cypress Holdings Inc And Subsidiaries [Member] - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Long-term Purchase Commitment [Line Items]
2021	$ 15,500
2022	7,100
2023	$ 6,900
Long Term Purchasing Agreement Relating To Licensing Data Used [Member]
Long-term Purchase Commitment [Line Items]
2021		$ 17,069
2022		14,669
2023		9,900
2024		9,900
2025		9,900
Thereafter		59,400
Total		$ 120,838